                                                                     EXHIBIT 7.2

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
              Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

            -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

    180 East Fifth Street
     St. Paul, Minnesota                                     55101
-------------------------------                  -------------------------------
    (Address of principal                                  (Zip Code)
      executive offices)

                                  Frank Leslie
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
                                 (651) 244-8677
            (Name, address and telephone number of agent for service)

                               AXCAN PHARMA, INC.
                     (Issuer with respect to the Securities)

            Canada                                            N/A
-------------------------------                  -------------------------------
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                        Identification No.)

     597 Laurier Boulevard
Mont St-Hilaire, Quebec, Canada                             J3H 6C4
-------------------------------                  -------------------------------
    Address of Principal                                   (Zip Code)
     Executive Offices)

                                 DEBT SECURITIES
                       (TITLE OF THE INDENTURE SECURITIES)

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

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

          a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                    Comptroller of the Currency
                    Washington, D.C.

          b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                    Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

               None

ITEMS 3-15  ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE TRUSTEE'S
            KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY INDENTURE FOR WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

          1.   A copy of the Articles of Association of the Trustee.*

          2. A copy of the certificate of authority of the Trustee to commence business.*

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

          4.   A copy of the existing bylaws of the Trustee.*

          5.   A copy of each Indenture referred to in Item 4. Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

          7. Report of Condition of the Trustee as of December 31, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

       * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 26th day of March, 2003.

                                             U.S. BANK NATIONAL ASSOCIATION

                                             By: /s/ FRANK P. LESLIE III
                                                 -------------------------------
                                                 Frank P. Leslie III
                                                 Vice President

By: /s/ LORI-ANNE ROSENBERG
    -------------------------------
    Lori-Anne Rosenberg
    Assistant Vice President

                                    EXHIBIT 6

                                     CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: March 26, 2003

                                             U.S. BANK NATIONAL ASSOCIATION

                                             By: /s/ FRANK P. LESLIE III
                                                 -------------------------------
                                                 Frank P. Leslie III
                                                 Vice President

By: /s/ LORI-ANNE ROSENBERG
    -------------------------------
    Lori-Anne Rosenberg
    Assistant Vice President

                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2002

                                    ($000'S)

                                                                     12/31/2002
                                                                    ------------
ASSETS
  Cash and Due From Depository Institutions                          $10,868,204
  Federal Reserve Stock                                                        0
  Securities                                                          28,139,801
  Federal Funds                                                          873,395
  Loans & Lease Financing Receivables                                116,078,132
  Fixed Assets                                                         1,389,233
  Intangible Assets                                                    9,218,064
  Other Assets                                                         9,482,963
                                                                    ------------
    TOTAL ASSETS                                                    $176,049,792

LIABILITIES
  Deposits                                                          $121,684,914
  Fed Funds                                                            5,858,510
  Treasury Demand Notes                                                        0
  Trading Liabilities                                                    402,464
  Other Borrowed Money                                                17,397,658
  Acceptances                                                            148,979
  Subordinated Notes and Debentures                                    5,696,532
  Other Liabilities                                                    5,200,399
                                                                    ------------
    TOTAL LIABILITIES                                               $156,389,456

EQUITY
  Minority Interest in Subsidiaries                                     $992,867
  Common and Preferred Stock                                              18,200
  Surplus                                                             11,314,669
  Undivided Profits                                                    7,334,600
                                                                    ------------
      TOTAL EQUITY CAPITAL                                           $19,660,336

TOTAL LIABILITIES AND EQUITY CAPITAL                                $176,049,792

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By: /s/ FRANK P. LESLIE III
    -------------------------------
    Frank P. Leslie III
    Vice President


Date: March 26, 2003